Mitchell Hutchins Series Trust

     Global Equity Portfolio





The fund offers its Class H and Class I shares only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts. Prior to July 28, 1999, the fund was known as "Global Growth Portfolio."



PROSPECTUS
May 1, 1999, as revised October 28, 1999

_______________________________

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Mitchell Hutchins                   Global Equity Portfolio
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Contents

              GLOBAL EQUITY PORTFOLIO

What every investor        3  Global Equity Portfolio
should know about          5  More About Risks and Investment Strategies
the fund

              INVESTING IN THE FUND

Information for            7  Purchases, Redemptions and Exchanges
managing your fund         7  Pricing and Valuation
account

              ADDITIONAL INFORMATION

Additional important       8  Management
information about          9  Dividends and Taxes
the fund                  10  Financial Highlights


Where to learn more           Back Cover
about this fund

                              The fund is not a complete or
                              balanced investment program.

Mitchell Hutchins                   Global Equity Portfolio
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Global Equity Portfolio

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
-------------------------------------------

Fund Objective:

Long-term  capital appreciation.

Principal Investment Strategies:

The fund invests primarily in stocks of companies in the United States and in foreign countries that are represented in the MSCI Europe, Australia and Far East Index. The EAFE Index reflects stocks in most developed countries outside North America. The fund also invests, to a lesser extent, in stocks of issuers in other countries, including emerging markets, and in U.S. and foreign bonds.

The fund's investment adviser, Mitchell Hutchins Asset Management Inc., allocates the fund's assets between U.S. and foreign markets based on how it expects U.S. stock markets to perform in comparison to stock markets in certain of the EAFE countries. Mitchell Hutchins may increase the allocation of the fund's assets to either the U.S. or foreign markets if it believes that one of those markets has a greater potential for high returns, relative to the risk of loss. Mitchell Hutchins may use futures and forward currency contracts to adjust the fund's exposure to either the U.S. or foreign markets.

Mitchell Hutchins manages the fund's U.S. investments using its own Factor Valuation Model to identify companies that appear undervalued. The model ranks companies based on "value" factors, such as dividends, cash flows, earnings and book values, as well as on "growth" factors, such as earnings momentum and industry performance forecasts. Mitchell Hutchins then applies fundamental analysis to select specific stocks from among those identified by the model.

Mitchell Hutchins has appointed Invista Capital Management LLC as the sub-adviser for the fund's foreign investments. Invista selects foreign stocks for the fund through a qualitative analysis of the fundamental business prospects of industries and of individual companies and by making a quantitative assessment of the relative risks presented by the countries in which those companies operate.

Principal Risks:

An investment in the fund is not guaranteed; investors may lose money by investing in the fund.

Mitchell Hutchins may not be successful in choosing the best allocation between U.S. and foreign investments. Equities, such as common stocks, generally fluctuate in price more than other investments. The fund could lose all of its investment in a company's stock. The value of the fund's foreign investments may fall due to adverse political, social and economic developments abroad. These risks are greater for the fund's investments in emerging market issuers. The fund is subject, to a lesser extent, to interest rate risk, which means that the value of the fund's bond investments generally will fall when interest rates rise.

More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies" under the following headings:

 .  Sector Allocation Risk

 .  Equity Risk

 .  Foreign Securities Risk

 .  Emerging Markets Risk

 .  Interest Rate Risk

 .  Credit Risk

 .  Derivatives Risk

Information on the fund's recent investment strategies and holdings can be found in its current annual/semi-annual reports (see back cover for information on ordering these reports).

Mitchell Hutchins                   Global Equity Portfolio
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PERFORMANCE
-----------


Risk/Return Bar Chart and Table:

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares because they have the longer performance history.

The table that follows the bar chart shows the average annual returns over several time periods compared to a broad-based market index.

The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to November 2, 1998, which is the date on which Mitchell Hutchins and Invista assumed day-to-day management of the fund's assets. Prior to that date, another sub-adviser was responsible for managing all the fund's assets.

Global Equity Portfolio -- Total Return on Class H Shares

                       [PERFORMANCE GRAPH APPEARS HERE]

 Best quarter during years shown:   4th quarter, 1998 -  19.55%
 Worst quarter during years shown:  3rd quarter, 1998 - (18.97)%


Average Annual Total Returns
as of December 31, 1998

Class                           Class H           MSCI World
(Inception Date)                05/04/87             Index
------------------------------  --------          ----------
One Year                         13.50%             24.80%
Five Years                        3.54%             16.19%
Ten Years                         7.26%             11.21%
Life of Class                     7.06%             10.62%*

*  Return is for the period 5/31/87 to 12/31/98, annualized.

Mitchell Hutchins                   Global Equity Portfolio
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MORE ABOUT RISKS AND INVESTMENT STRATEGIES
------------------------------------------

Principal Risks

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit Risk. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds.

Derivatives Risk. The value of "derivatives" - so-called because their value "derives" from the value of an underlying asset, reference rate or index - may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. If the fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, it is possible that the hedge will not succeed. This may happen for various reasons, including unexpected changes in the value of the derivatives that are not matched by opposite changes in the value of the rest of the fund's portfolio.

Emerging Markets Risk. Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities (see below). However, the level of those risks often is higher due to the fact that political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger changes in value.

Equity Risk. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. The fund may lose a substantial part, or even all, of its investment in a company's stock.

Foreign Securities Risk. Foreign securities involve risks that normally are not associated with securities of U.S. issuers. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. When securities are denominated in foreign currencies, they also are subject to the risk that the value of the foreign currency will fall in relation to the U.S. dollar.
Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Interest Rate Risk. The value of bonds can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality bonds, changes in interest rates may actually have a greater effect on the value of those bonds than on lower quality bonds.

Sector Allocation Risk. Mitchell Hutchins may not be successful in choosing the best allocation among market sectors. Because the fund allocates its assets among market sectors, it is more dependent on Mitchell Hutchins' ability to successfully assess the relative values in each sector than are funds that do not do so.

Additional Risks

Year 2000 Risk. The fund could be adversely affected by problems relating to the inability of computer systems used by Mitchell Hutchins and the fund's other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the fund, Mitchell Hutchins is working to avoid these problems with respect to its own computer systems and to obtain assurances from service providers that they are taking similar steps.

Similarly, the companies in which the fund invests and trading systems used by the fund could be adversely affected by this issue. The ability of a company or trading system to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the fund. This risk may be greater with respect to trading systems in foreign countries and, in particular, in emerging market countries.

Additional Investment Strategies

Defensive Positions; Cash Reserves. In order to protect itself from adverse market conditions, the fund may take a defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. Since these investments provide relatively low income, a defensive position may not be

Mitchell Hutchins                   Global Equity Portfolio
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consistent with achieving the fund's investment objective.

The fund may invest up to 35% of its total assets in cash or money market instruments as a cash reserve for liquidity or other purposes.

Portfolio Turnover. The fund may engage in frequent trading (high portfolio turnover) in order to achieve its investment objective. Frequent trading may result in a high portfolio turnover rate and higher fund expenses due to transaction costs.

Mitchell Hutchins                   Global Equity Portfolio
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Investing in the Fund

Purchases, Redemptions and Exchanges

Shares of the fund are sold only to insurance company separate accounts that fund benefits under variable annuity or variable life insurance contracts. These separate accounts are the shareholders of the fund -not the individual contract owners. However, the separate accounts may pass through voting rights to the contract owners.

The fund offers both Class H and Class I shares to insurance company separate accounts:

 . Class H shares are sold and redeemed at net asset value and do not pay any 12b-1 fees.

 . Class I shares also are sold and redeemed at net asset value. However, under a rule 12b-1 plan adopted by the fund, Class I shares pay an annual distribution fee of 0.25% of average net assets. The fund pays this fee to insurance companies for the sale of Class I shares and for services that the insurance company provides to contract owners. Because these 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of a contract owner's investment and may cost more than paying other types of sales charges.

An insurance company separate account may exchange shares of the fund for shares of the same class in another Mitchell Hutchins Series Trust fund at their relative net asset values per share, provided that the separate account invests in both funds. A particular insurance company separate account may not invest in all Mitchell Hutchins Series Trust funds or classes of fund shares.

The fund and Mitchell Hutchins (for Class I shares) reserve the right to reject any purchase order and to suspend the offering of a fund's shares for a period of time.

Pricing and Valuation

Insurance company separate accounts buy, sell or exchange fund shares at their net asset values. The fund calculates net asset value separately for each class as of the close of trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board of trustees. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

The fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. The fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the fund does not calculate net asset value. If the fund concludes that a material change in the value of a foreign security has occurred after the close of trading in the principal foreign market but before the close of the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

Mitchell Hutchins                   Global Equity Portfolio
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MANAGEMENT

Investment Adviser

Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On August 31, 1999, Mitchell Hutchins was adviser or sub-adviser to 33 investment companies with 75 separate funds and aggregate assets of approximately $47.8 billion.

The fund paid advisory fees to Mitchell Hutchins for the most recent fiscal year at the rate of 0.75% based on average daily net assets.

Invista Capital Management, LLC is the sub-adviser for Global Equity Portfolio's foreign investments. It is located at 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309. As of December 31, 1998, Invista managed approximately $31.0 billion in client assets.

The fund has received an exemptive order from the SEC to permit the board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. The fund's shareholders have approved this policy, and it may be implemented by the board.

Portfolio Managers

T. Kirkham Barneby is responsible for allocating the fund's assets between U.S. investments and foreign investments. Mark A. Tincher is primarily responsible for the day-to-day management of the fund's U.S. investments. Scott D. Opsal is primarily responsible for the day-to-day management of Global Equity Portfolio's foreign investments.

Messrs. Barneby, Tincher and Opsal have held their management responsibilities for the fund since November 2, 1998.

Mr. Barneby is a managing director and chief investment officer -quantitative investments of Mitchell Hutchins. He rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models.

Mr. Tincher is a managing director and chief investment officer of equities (stocks) of Mitchell Hutchins. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank, where he was vice president. He directed the U.S. funds management and equity research area and oversaw the management of all Chase equity funds.

Mr. Opsal is an executive vice president and chief investment officer of Invista, where he has been employed since 1986.

Mitchell Hutchins                   Global Equity Portfolio
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DIVIDENDS AND TAXES
-------------------

Dividends

Dividends and distributions are paid in additional shares of the fund unless the shareholder requests otherwise.

The fund normally declares and pays dividends and distributes any gains annually.

Class I shares have higher expenses because of their distribution fees and thus are expected to have lower dividends than Class H shares.

Taxes

Fund shares are offered only to insurance company separate accounts that fund certain variable annuity or variable life contracts. These accounts generally are not subject to tax on dividends from the fund or when fund shares are exchanged or redeemed. See the applicable contract prospectus for a discussion of the federal income tax status of

 . the insurance company separate accounts that purchase and hold shares of the fund and

 .  the holders of contracts funded through those separate accounts.

The fund must satisfy certain diversification requirements imposed by the Internal Revenue Code on segregated assets accounts used to fund variable annuity or variable life contracts. Failure of the fund to do so would result in taxation of the insurance company issuing the variable annuity or variable life contracts and treatment of the contract holders other than as described in the contract prospectus.

See the SAI for information or for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

Mitchell Hutchins                   Global Equity Portfolio
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FINANCIAL HIGHLIGHTS
--------------------

The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, are included in the fund's annual report to shareholders. The annual report may be obtained without charge by calling 1-800-986-0088.

Please note that no Class I shares were outstanding during the periods shown. The information shown below for Class H shares should not be considered indicative of the results the Class I shares would have achieved had they been outstanding during these periods because Class I shares have higher expenses.

The information in this table pertains only to the fund and does not reflect charges related to the insurance company separate accounts that fund variable annuity or variable life contracts. See the appropriate contract prospectus for information concerning these charges.

Mitchell Hutchins                   Global Equity Portfolio
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Global Equity Portfolio
------------------------------------------------------------------------------------------------
                                                                        Class H
                                                    --------------------------------------------
                                                           For the Years Ended December 31,
                                                    --------------------------------------------
                                                       1998     1997     1996     1995     1994
                                                      -------  -------  -------  -------  -------
Net asset value, beginning of year..................   $14.62  $13.74   $12.00   $12.44   $14.97
                                                       ------  ------   ------   ------   ------
Net investment income (loss)........................     0.08    0.04     0.07     0.01    (0.03)
Net realized and unrealized gains (losses) from
 investments and foreign currency...................  -------  ------   ------   ------   ------
                                                         1.92    0.94     1.75    (0.45)   (1.76)
                                                       ------  ------   ------   ------   ------
Net increase (decrease) from investment
operations..........................................     2.00    0.98     1.82    (0.44)   (1.79)
                                                       ------  ------   ------   ------   ------
Dividends from net investment income................       --   (0.04)   (0.08)      --    (0.01)

Distributions from net realized gains from
 investments........................................    (2.88)  (0.06)       --      --    (0.73)
                                                       ------  ------   ------   ------   ------
Total dividends and distributions...................    (2.88)  (0.10)   (0.08)    0.00    (0.74)
                                                       ------  ------   ------   ------   ------
Net asset value, end of year........................   $13.74  $14.62   $13.74   $12.00   $12.44
                                                       ======  ======   ======   ======   ======
Total investment return (1).........................    13.50%   7.16%   15.14%   (3.54)% (11.94)%
                                                       ======  ======   ======   ======   ======
Ratios/Supplemental data:
Net assets, end of year (000's).....................  $15,799 $21,215  $25,701  $28,507  $40,493
Expenses to average net assets......................     1.33%   1.07%    1.10%    1.96%    1.48%
Net investment income (loss) to average
net assets..........................................     0.46%   0.26%    0.46%    0.10%   (0.13)%
Portfolio turnover rate.............................      154%     81%      44%     157%     175%

___________________
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

If you want more information about the fund, the following documents are available free upon request:

     Annual/Semi-Annual Reports:


     Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

     Statement of Additional Information (SAI) and Contract Prospectus:

     The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus. Investors are advised to also read the applicable contract prospectus.

You may discuss your questions about the fund, obtain free copies of annual and semi-annual reports and the SAI, or request other information, by contacting the fund directly at 1-800-986-0088.

You may review and copy information about the fund, including annual and semi-annual reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of reports and other information about the fund:

 .    For a fee, by writing to or calling the SEC's Public Reference Room,
     Washington, D.C.  20549-6009

     Telephone: 1-800-SEC-0330

 .    Free, from the SEC's Internet website at: http://www.sec.gov



Mitchell Hutchins Series Trust

Investment Company Act File No. - 811-4919